Acquisitions and Equity Method Investment	12 Months Ended
Sep. 30, 2025
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Acquisitions and Equity Method Investment	Acquisitions and Equity Method Investment
RCA Acquisition
On January 2, 2025, the Company acquired an 85% interest in Retina Consultants of America (“RCA”) for $4,042.0 million in cash, $694.4 million of contingent consideration related to equity units for certain RCA physicians and members of management that retained the remaining 15% interest in RCA, $545.7 million for the settlement of a net receivable resulting from a pre-existing commercial relationship between the Company and RCA, and $393.1 million for contingent consideration payable to the sellers associated with RCA’s achievement of certain predefined business objectives in fiscal 2027 and fiscal 2028. The Company funded the cash purchase price through a combination of cash on hand and new debt financing (see Note 6). The Company believes the acquisition of RCA allows it to broaden its relationships with community providers and to build on its leadership in specialty pharmaceuticals within its U.S. Healthcare Solutions reportable segment.
As part of the acquisition, certain RCA physicians and members of management retained equity in RCA. The Company evaluated the equity unit arrangements to determine if the contingent payments were part of the purchase price or post-acquisition compensation expense, which would be recognized over any future service period. The $694.4 million of contingent consideration for the retained equity units was concluded to be a part of the purchase price and initially recorded at its fair value at the time of the acquisition based on the unit price that the Company paid to acquire RCA times the number of equity units retained by RCA physicians and members of management, and represents a Level 3 fair value measurement. The equity units retained by RCA physicians have an embedded option feature that is a liability classified compensation arrangement and is being expensed ratably over a period of 1.5 years. The fair value of the embedded option feature was determined using a Black-Scholes model that included assumptions for the equity unit value, expected life, and volatility and represents a Level 3 fair value measurement. During fiscal 2025, the Company recognized an expense of $121.7 million related to this embedded option feature and other incentive units granted in conjunction with the acquisition of RCA in Acquisition-Related Deal and Integration Expenses in its Consolidated Statement of Operations. The liability and associated future expenses may vary based on the change in the estimated fair value and payments made. The Company’s estimated liability related to the equity units is $815.2 million and is recorded in Other Liabilities on the Company’s Consolidated Balance Sheet, as of September 30, 2025.
The $393.1 million of contingent consideration represented an initial estimate for RCA’s achievement of certain predefined business objectives in fiscal 2027 and fiscal 2028 and provides for the potential payment to the sellers of up to $500 million in the aggregate. The fair value of this liability was determined based on a weighted probability of the achievement of these objectives and represents a Level 3 fair value measurement. During the fourth quarter of fiscal 2025, the Company increased the estimated fair value of the liability related to the achievement of the predetermined business objectives from the initial estimated value and recorded an expense of $19.6 million in Acquisition-Related Deal and Integration Expenses in its Consolidated Statement of Operations. The Company’s estimated liability related to the achievement of the predetermined business objectives is $412.6 million and is recorded in Other Liabilities on the Company’s Consolidated Balance Sheet, as of September 30, 2025.
The purchase price has been preliminarily allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of the acquisition in the table that follows. The allocation as of September 30, 2025 is pending the finalization of working capital and tax account balances. There can be no assurance that the estimated amounts recorded will represent the final purchase price allocation.

(in thousands)
Consideration
Cash	$4,042,007
Total estimated contingent consideration	1,087,450
Settlement of a net receivable resulting from a pre-existing commercial relationship	545,738
Estimated fair value of total consideration	$5,675,195

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$143,312
Accounts receivable	450,744
Inventories	110,564
Prepaid expenses and other	12,866
Property and equipment	173,098
Goodwill	4,774,338
Other intangible assets	178,000
Deferred income taxes	46,380
Other assets	182,307
Total assets acquired	$6,071,609

Accounts payable	$72,385
Accrued expenses and other	163,272
Accrued income taxes	4,258
Other liabilities	156,164
Total liabilities assumed	$396,079

Net assets acquired	$5,675,530

Total estimated contingent consideration	(1,087,450)
Settlement of a net receivable resulting from a pre-existing commercial relationship	(545,738)
Noncontrolling interest	(335)
Total cash paid	4,042,007
Cash acquired	(143,312)
Net cash paid	$3,898,695
The estimated fair value of the trade name acquired is $178.0 million and the estimated useful life is 15 years.
Goodwill reflects the intangible assets that do not qualify for separate recognition. Approximately $1,071 million of goodwill resulting from this acquisition is expected to be deductible for income tax purposes.
The Company incurred $65.1 million of acquisition-related costs in connection with this acquisition. These costs are included in Acquisition-Related Deal and Integration Expenses in the Company’s Consolidated Statements of Operations.
The Company’s consolidated results of operations since the acquisition date include RCA revenue of $2.1 billion. RCA’s results of operations are included in the U.S. Healthcare Solutions reportable segment within the Company’s business segment information (see Note 14).
Investment in OneOncology
In June 2023, the Company and TPG, a global alternative asset management firm, acquired OneOncology, LLC (“OneOncology”), a network of leading oncology practices. Including all direct transaction costs, the Company invested $718.4 million (representing 34.9%) in a joint venture formed to acquire OneOncology for approximately $2.1 billion, and TPG acquired the majority interest in the joint venture. The Company accounts for its interest in the joint venture as an equity method investment, which is included in Other Assets on its Consolidated Balance Sheet.
The Company and TPG Inc. (“TPG”) are party to a series of put and call options governing the remaining interests in the joint venture, including TPG’s interest. The Company owns a call option that, on the date that is the third anniversary of the closing, allows it to purchase the remaining interests in the joint venture at the greater of 19 times OneOncology’s adjusted earnings before interest, taxes, depreciation and amortization for the most recently ended 12-month period (“OneOncology EBITDA”) or 2.5 times a Multiple on Invested Capital, all of which is subject to various adjustments and qualifications. TPG owns a put option that, beginning on the third anniversary of the closing and ending on the day before the fourth anniversary of the closing, allows it to require the Company to purchase the remaining interests in the joint venture at a price equal to 19 times OneOncology EBITDA, subject to various adjustments and qualifications. The Company owns a call option that, beginning on the fourth anniversary of the closing and ending on the day before the fifth anniversary of the closing, allows it to purchase the remaining interests in the joint venture, also at a price equal to 19 times OneOncology EBITDA. The fair value of the net put option, which is a Level 3 fair value measurement, was determined using a Monte Carlo simulation, which relies on assumptions, including cash flow projections, risk-free rates, volatility, and details specific to the put and call options. The Company recorded the net fair value of the net put option of $872.9 million, which is recorded within Other Liabilities with a corresponding offset in Other Assets in the Company’s Consolidated Balance Sheets. Given the Company has elected to not mark the net put option to market, the fair value of the net put option at the time of the investment will remain on the balance sheet until its final resolution.
Upon the joint venture’s acquisition of OneOncology, it was determined that there was a $625.2 million difference between the carrying value of the Company’s investment in OneOncology and its underlying equity in net assets, which has been allocated to intangible assets of $305.6 million, a related deferred tax liability of $20.5 million, and goodwill of $340.0 million. The intangible assets and related deferred tax liability are being amortized over a weighted-average life of 23 years.
PharmaLex Acquisition
The Company acquired and assumed control of PharmaLex Holding GmbH (“PharmaLex”) effective January 1, 2023 for $1.473 billion, subject to customary adjustments, including a $29.3 million cash holdback.
The Company completed the purchase price allocations as of December 31, 2023. The purchase price was allocated to the underlying assets acquired, including $37.4 million of cash and cash equivalents, and liabilities assumed based upon their estimated fair values as of the date of the acquisition.
The purchase price exceeded the estimated fair value of the net tangible and intangible assets acquired by $1,010.2 million, which was allocated to goodwill. Goodwill resulting from this acquisition is not deductible for income tax purposes.
The estimated fair value of the intangible assets acquired of $558.9 million, and the estimated useful lives are as follows:

(in thousands, except useful lives)	Fair Value	Useful Lives
Customer relationships	$522,634	12
Trade names	30,931	5
Software technology	5,333	6
Total	$558,898
The Company established an estimated deferred tax liability of $146.0 million primarily in connection with the intangible assets acquired.